March 8, 2019

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE: CML Variable Annuity Account B

File No. 811-01918, CIK 0000021167

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2018 annual report for the underlying management investment company listed in the table below. This filing constitutes the filing of that report as required by Rule 30b2-1 under the 1940 Act.

The 2018 annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
Oppenheimer Variable Account Funds	0000752737

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company